Exhibit 10.1

SUBSEQUENT ADVANCE COMMITMENT REQUEST AND AMENDMENT NO. 2

TO

THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

This SUBSEQUENT ADVANCE COMMITMENT REQUEST AND AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”) dated as of September 23, 2019, is entered into among SAExploration, Inc., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and Cantor Fitzgerald Securities, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”), and amends that certain Third Amended and Restated Credit and Security Agreement dated as of September 26, 2018, entered into among the Borrower, the Guarantors party thereto, the Lenders party thereto and Agent (as amended by that certain Amendment No. 1 dated as of January 25, 2019, the “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, and the Lenders party hereto are party to that certain Forbearance Agreement, dated as of September 23, 2019 (the “Forbearance Agreement”), pursuant to which the Forbearing Lenders (as defined therein) have agreed to forbear from exercising certain rights and remedies arising from or in respect of certain Existing Defaults and Potential Defaults (each, as defined in the Forbearance Agreement);

WHEREAS, the Borrower desires to request the issuance of additional commitments to make Subsequent Advances pursuant to Section 2.1(e) of the Agreement;

WHEREAS, the Lenders party hereto, constituting the “Supermajority Lenders,” are willing to agree to issue such additional Subsequent Advance Commitment;

WHEREAS, in connection with the issuance of such additional Subsequent Advance Commitments, the Borrower has requested certain waivers, amendments, and modifications to the Agreement; and

WHEREAS, the Agent (at the direction of the Supermajority Lenders) and the Lenders party hereto, constituting the “Supermajority Lenders” and the “Required Lenders” are willing to agree to such waivers, amendments, and modifications subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

1.Subsequent Advance Commitment Request.

(a)

The Borrower hereby requests, pursuant to Sections 2.1(e) and 2.3(a)(ii) of the Agreement, the issuance of additional Subsequent Advance Commitments in the amount of $8,000,000.00 (the “Amendment No. 2 Subsequent Advance Commitments”).  The parties hereto hereby agree that such request constitutes a Subsequent Advance Commitment Request (the “Amendment No. 2

Subsequent Advance Commitment Request”) and that the Amendment No. 2 Subsequent Advance Commitment Request has been delivered to the Agent and the Lenders pursuant to Sections 2.1(e), 2.3(a)(ii) and 2.3(a)(iii) of the Agreement.

(b)

Effective as of the Amendment No. 2 Effective Date (as defined below), each of the Lenders party hereto, together constituting the Supermajority Lenders, hereby agrees, pursuant to Section 2.1(e) of the Agreement, to issue the Amendment No. 2 Subsequent Advance Commitments pursuant to Section 1.1(a) hereof, and the Agent hereby notifies the Borrower of the issuance of the Subsequent Advance Commitments pursuant to Section 2.3(a)(ii) of the Agreement.

2.Waivers and Amendments.  Effective as of the Amendment No. 2 Effective Date, each of the Lenders party hereto (together constituting the Supermajority Lenders and the Required Lenders), the Agent, the Borrower, and each of the Guarantors hereby agree as follows:

(a)

Solely in the case of the Amendment No. 2 Subsequent Advance Commitment Request, the requirement under Section 2.3(a)(ii) of the Agreement that such Subsequent Advance Commitment Request be received by the Agent no later than 9:00 a.m. (New York City Time) at least five (5) Business Days prior to the date that Agent receives a Subsequent Advance Request on account of the additional Subsequent Advance Commitments requested is hereby waived;

(b)

Solely in the case of the Amendment No. 2 Subsequent Advance Request (as defined below), the requirement under Section 2.3(a)(iii) of the Agreement that such Subsequent Advance Request be received by the Agent no later than 9:00 a.m. (New York City Time) at least five (5) Business Days prior to the date that is the requested Subsequent Advance Date is hereby waived and that, to the extent the Amendment No. 2 Effective Date has occurred, such Subsequent Advance Request may be received by the Agent no later than 9:00 am (New York City Time) on the requested Funding Date;

(c)

Solely in the case of the Subsequent Advances made pursuant to the Amendment No. 2 Subsequent Advance Commitments (the “Amendment No. 2 Subsequent Advances”), the requirements under Section 2.3(a)(iii) of the Agreement that such Subsequent Advances be made no more than once per calendar month and that the Funding Date for each such Subsequent Advance only occur on the 15th day of a calendar month (or the next Business Day to occur, as applicable) are hereby waived; and

(d)

Solely in the case of the Amendment No. 2 Subsequent Advances, and provided that the Forbearance Agreement is in full force and effect at the time of each such Amendment No. 2 Subsequent Advance (it being agreed that the Agent may assume the Forbearance Agreement is in full force and effect unless it has received written notice to the contrary from the Supermajority Lenders), the requirements under Sections 2.1(f) and 2.3(a)(iii) of the

Agreement that the conditions set forth in Section 4.4(a) and Section 4.4(b) of the Agreement (solely to the extent such conditions are not met as a result of the occurrence and continuance of any Existing Default or Potential Default (each, as defined in the Forbearance Agreement)) be satisfied, and that the Amendment No. 2 Subsequent Advance Request specify that such condition has been satisfied, in each case, are hereby waived.

3.Conditions Precedent. This Amendment shall become effective on the first date (the “Amendment No. 2 Effective Date”) on which each of the following shall have occurred:

a)The Agent and the Lenders party hereto shall have received this Amendment, duly executed by the Borrower, the Guarantors, Lenders constituting the Supermajority Lenders and the Required Lenders, and the Agent;

b)the Forbearance Agreement shall be in full force and effect, and no Termination Event (as defined therein) shall have occurred thereunder (it being agreed that the Agent may assume the Forbearance Agreement is in full force and effect unless it has received written notice to the contrary from the Supermajority Lenders);

c)the Borrower shall have paid, in accordance with Section 2.1(e) of the Agreement, to each Lender issuing its portion of the Amendment No. 2 Subsequent Advance Commitments its pro rata share of the Commitment Fee in cash or at the election of each Lender (with notice to the Agent), such Commitment Fee may be deducted from the funding of each Lender’s portion of Amendment No 2. Subsequent Advance;

d)the Borrower shall have paid, or made arrangements to pay in connection with the borrowing of the Amendment No. 2 Subsequent Advances, all outstanding fees and expenses of the Agent which are outstanding as of the Amendment No. 2 Effective Date which are payable pursuant to the terms of the Agreement; and

e)the Borrower shall have delivered to the Agent a Subsequent Advance Request in the form of a Borrowing Certificate in respect of an Amendment No. 2 Subsequent Advance (the “Amendment No. 2 Subsequent Advance Request”) in accordance (after giving effect to the waivers set forth in Section 2 hereof) with Sections 2.1(f) and 2.3(a)(iii) of the Agreement, requesting an Amendment No. 2 Subsequent Advances in the aggregate principal amount of $8,000,000.00.

4.Confirmation of Compliance with Section 15.1 of the Agreement. The Borrower and the Lenders party hereto hereby confirm that all of the actions required to be taken by the Lenders and Borrower pursuant to Section 15.1 of the Agreement have been taken in accordance with the provisions of such Section. The Borrower confirms that entry into this Amendment is permitted under the Agreement, and is not prohibited by the terms of the Intercreditor Agreement and the Junior Documents (as defined in the Intercreditor Agreement).

5.Representations and Warranties. Each of the Loan Parties hereby represents and warrants that the execution and delivery of this Amendment and, after giving effect to the amendments contained herein, the performance by each of them of their respective obligations under the Agreement, in each case, are within its powers, have been duly authorized, are not in contravention of applicable law or the terms of its operating agreement or other organizational documents and except as have been previously obtained, do not require the consent or approval of any governmental body, agency or authority, and this Amendment and the Agreement (as amended hereby) will constitute the valid and binding obligations of the Loan Parties, as applicable, enforceable in accordance with their terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance, ERISA or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law).

6.Reference to and Effect on the Agreement. Each of the Loan Parties hereby reaffirms, confirms, ratifies, covenants, and agrees to be bound by each of its covenants, agreements, and obligations under the Agreement (as amended hereby), and each other Loan Document previously executed and delivered by it. Each reference in the Agreement to “this Agreement” or “the Loan Agreement” shall be deemed to refer to the Agreement after giving effect to this Amendment. This Amendment is a Loan Document.

7.Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

8.Direction; Indemnity; Expenses. Each of the Lenders party hereto (which collectively constitute the Supermajority Lenders and the Required Lenders) hereby (i) authorizes and directs the Agent to execute and deliver this Amendment, and (ii) acknowledges and agrees that the foregoing directed action constitutes a direction from the Lenders under Article 17 of the Agreement, including, without limitation, Section 17.1 and Section 17.3 of the Agreement. The Borrower, the Guarantors party hereto and the Lenders party hereto expressly agree and confirm that the Agent’s right to indemnification, as set forth in Sections 11.3 and 17.5 of the Agreement shall apply with respect to any and all losses, claims, liabilities, costs and expenses that the Agent suffers, incurs or is threatened with relating to actions taken or omitted by the Agent (in accordance with the Agreement) in connection with this Amendment and any other documents contemplated hereby. The Borrower hereby agrees to pay on demand all costs and expenses in accordance with Section 19.9 of the Agreement, in each case, incurred in connection with the preparation, negotiation and execution of this Amendment and all related documents.

9.Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York without giving effect to its principles of conflicts of laws.

10.Guarantors Consent and Acknowledgement. The Guarantors, for value received, hereby consent to the Borrower’s execution and delivery of this Amendment, and the performance by the Borrower of its agreements and obligations hereunder. This Amendment and the performance or consummation of any transaction that may be contemplated under this Amendment, shall not limit, restrict, extinguish or otherwise impair the Guarantors’ liabilities and obligations to Agent and/or Lenders under the Loan Documents (including without limitation the

Guaranteed Obligations). Each of the Guarantors acknowledges and agrees that (i) the Guaranty to which such Guarantor is a party remains in full force and effect and is fully enforceable against such Guarantor in accordance with its terms and (ii) it has no offsets, claims or defenses to or in connection with the Guaranteed Obligations, all of such offsets, claims and/or defenses are hereby waived.

11.Reaffirmation.  Each of the Loan Parties hereby (i) acknowledges and agrees that all of its pledges, grants of securities interests and Liens and other obligations under the Agreement and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms (x) each Lien granted by it to the Agent for the benefit of the Secured Parties, and (y) the guarantees (including the Guaranty) made by it pursuant to the Agreement, and (iii) acknowledges and agrees that the grants of security interests and Liens by and the guarantees of the Guarantors contained in the Agreement and the other Loan Documents are, and shall remain, in full force and effect on and after the Amendment No. 2 Effective Date.

12.Release.  The Borrower and the Loan Parties (collectively, the “Releasing Parties”) hereby releases, acquits and forever discharges the Agent, the Agent-Related Parties, the Lenders party hereto and their respective Lender-Related Parties (collectively, the “Released Parties”) from and against any and all manner of actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims (including, without limitation, crossclaims, counterclaims and rights of set-off and recoupment) and demands whatsoever, whether known or unknown, whether asserted or unasserted, in contract, tort, law or equity which any Releasing Party may have against any of the Released Parties by reason of any action, failure to act, matter or thing whatsoever arising from or based on facts occurring prior to the date hereof that relate to the Agreement, the other Loan Documents or the Forbearance Agreement or the transactions contemplated thereby (except to the extent arising from the willful misconduct or gross negligence of any Released Parties), including but not limited to any such claim or defense to the extent that it relates to (a) the making or administration of the Loans, including without limitation, any such claims and defenses based on fraud, mistake, duress, usury or misrepresentation, or any other claim based on so-called “lender liability theories”, (b) any covenants, agreements, duties or obligations set forth in the Loan Documents or (c) any actions or omissions of any of the Released Parties in connection with the initiation or continuing exercise of any right or remedy contained in the Loan Documents or at law or in equity with respect to the Loan Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal as of the date first above written.

BORROWER:

SAEXPLORATION, INC.

By:	/s/ Michael Faust Name: Michael Faust Title: Interim Chief Executive Officer

GUARANTORS:

SAEXPLORATION HOLDINGS, INC.

By:	/s/ Michael Faust Name: Michael Faust Title: Interim President

SAEXPLORATION SUB, INC.

By:	/s/ Michael Faust Name: Michael Faust Title: Interim Chief Executive Officer

NES, LLC

By:	/s/ Michael Faust Name: Michael Faust Title: Interim Chief Executive Officer

SAEXPLORATION SEISMIC SERVICES (US), LLC

By:	/s/ Michael Faust Name: Michael Faust Title: Interim Chief Executive Officer

[Signature Page to Subsequent Commitment Advance Request and Amendment No. 2 to Third Amended and Restated Credit and Security Agreement]

AGENT:

CANTOR FITZGERALD SECURITIES, as Agent

By:	/s/ James Buccola Name: James Buccola Title: Head of Fixed Income

[Signature Page to Subsequent Commitment Advance Request and Amendment No. 2 to Third Amended and Restated Credit and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal as of the date first above written.

LENDERS:

WHITEBOX ASYMMETRIC PARTNERS, L.P.
By: Whitebox Advisors LLC its investment manager

By:	/s/ Mark Strefling Name: Mark Strefling Title: Partner, CEO & General Counsel

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.
By: Whitebox Advisors LLC its investment manager

By:	/s/ Mark Strefling Name: Mark Strefling Title: Partner, CEO & General Counsel

WHITEBOX CREDIT PARTNERS, L.P.
By: Whitebox Advisors LLC its investment manager

By:	/s/ Mark Strefling Name: Mark Strefling Title: Partner, CEO & General Counsel

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal as of the date first above written.

LENDERS:

HIGHBRIDGE MSF INTERNATIONAL LTD.

By: Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Jonathan Segal Name: Jonathan Segal Title: Managing Director

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.

By: Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Jonathan Segal Name: Jonathan Segal Title: Managing Director

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal as of the date first above written.

LENDERS:

BLUE MOUNTAIN CREDIT ALTERNATIVES MASTER FUND, L.P.

By:	/s/ David O’Mara Name: David O’Mara Title: Deputy General Counsel

BLUEMOUNTAIN KICKING HORSE FUND, L.P.

By:	/s/ David O’Mara Name: David O’Mara Title: Deputy General Counsel

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF, L.P.

By:	/s/ David O’Mara Name: David O’Mara Title: Deputy General Counsel

BLUEMOUNTAIN SUMMIT TRADING, L.P.

By:	/s/ David O’Mara Name: David O’Mara Title: Deputy General Counsel

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal as of the date first above written.

LENDERS:

JOHN PECORA

By:	/s/ John Pecora

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Security Agreement]

LENDERS:

[  ]

By:	/s/ Jeff Hastings
Name: Jeff Hastings
Title: Individual

[Signature Page to Subsequent Commitment Advance Request and Amendment No. 2 to Third Amended and Restated Credit and Security Agreement]